Exhibit 99.1

News Release
Contact:

Bob Gary	Wendy Gibson
Chief Operating Officer	Chief Financial Officer
214-891-6587	972-377-1102
bgary@docucorp.com	wgibson@skywiresoftware.com

For Release:

FOR IMMEDIATE RELEASE

Docucorp International and Skywire Software Enter into a Definitive
Merger Agreement

Creates Leading Software Platform Company with Deep Industry Expertise

DALLAS — December 6, 2006 — Docucorp International® (Nasdaq: DOCC), a leading provider of Customer Communication Management (CCM) solutions, and Skywire Software, a privately-held enterprise software company, announced today that they have entered into a definitive agreement, under which Skywire Software will acquire all of Docucorp’s outstanding shares for $10.00 per share in an all-cash transaction valued at approximately $127 million.  Skywire Software is a subsidiary of Hall Financial Group, a $2 billion private, diversified financial firm.  Upon closing, Docucorp and Skywire Software will merge to become one of the largest providers of software and services targeted to specific vertical industries.

The definitive agreement has been unanimously approved by Docucorp’s Board of Directors. Completion of the transaction is subject to customary conditions and regulatory approvals, and the approval of Docucorp’s stockholders. The parties expect that the merger will be finalized in the first quarter of calendar year 2007.

-MORE-

DOCUCORP, SKYWIRE SOFTWARE	ADD #1

“We believe that this proposal to merge Docucorp and Skywire Software represents exceptional value for our stockholders and an exciting new future for our customers, employees and business partners,” said Michael D. Andereck, President and CEO of Docucorp International. “We look forward to continuing to grow the company through the combined offerings and capabilities of our two organizations.”

“This is a long-term, strategic investment for us,” said Craig Hall, Chairman of Hall Financial Group. “We have confidence in our decision to build a new, innovative platform with operational excellence behind a combined, complementary management team.”

“Docucorp and Skywire Software are impressive as separate entities, and together, we look forward to serving more than 1,600 clients worldwide,” said Patrick Brandt, Founder and CEO of Skywire Software. “With an extraordinary assembly of talented employees, market-leading products and an aggressive plan to innovate, the new company will be well positioned to serve our current and future customers.”

Upon completion of the merger, Michael D. Andereck, President and CEO of Docucorp, will serve as the Executive Chairman of the Board. Patrick Brandt, CEO and Founder of Skywire Software, will serve as President and CEO of the merged company.

Canaccord Adams Inc. is acting as an exclusive financial advisor to Docucorp in connection with the merger and has rendered a fairness opinion to Docucorp’s Board of Directors.

Craig-Hallum Capital Group LLC acted as exclusive financial advisor to Skywire Software and Hall Financial Group.

About Docucorp

Docucorp markets Customer Communication Management (CCM) solutions via a portfolio of information software, business process outsourcing and professional services, which enables companies to create, publish, manage and archive complex, high-volume, personalized information in-house or fully outsource to Docucorp.  The company has an installed base of more than 1,300 customers, including some of the world’s largest insurance, utility, financial services and health care organizations. Headquartered in Dallas, Docucorp has facilities in Atlanta, Silver Spring, Md., Bedford, N.H., and London, as well as an international presence in the Benelux, Switzerland, Central and Eastern Europe, Middle East, Africa and Asia Pacific regions.

-MORE-

DOCUCORP, SKYWIRE SOFTWARE	ADD #2

About Hall Financial Group

Founded in 1968, Hall Financial Group is owned by Chairman Craig Hall and family. Diversified holdings include active operations in commercial real estate development, ownership and management; software application development, principally for the insurance industry; structured finance lending for real estate and other areas; vineyards and wineries; and oil and gas. In addition, the company maintains a portfolio of approximately $1.5 billion in stocks, bonds and venture capital investments in a broad range of industries, including ownership positions in excess of five percent of American Airlines (AMR) and RadioShack (RSH). For more information, visit www.hallfinancial.com.

About Skywire Software

Skywire Software is a diversified enterprise software provider with a focus on the insurance and financial services industries. With more than 300 customers worldwide, the Frisco, Texas-based company is focused on “Building Customers For Life.” Founded in 2000, Skywire Software is a subsidiary of Hall Financial Group, a privately held investment firm with diverse holdings in the United States and Europe.

Certain information contained in this news release may include “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995.  All statements, other than historical facts, included herein are forward-looking statements.  These statements involve risks and uncertainties, such as competition, technological developments, loss of significant customers and the other factors discussed in the Company’s periodic reports filed with the Securities and Exchange Commission, that could cause the Company’s actual results to differ materially from those expressed or implied by these forward-looking statements. Docucorp is a registered trademark of Docucorp International.

THIS COMMUNICATION IS BEING MADE IN RESPECT OF THE PROPOSED MERGER TRANSACTION INVOLVING DOCUCORP INTERNATIONAL, INC. AND SKYWIRE SOFTWARE, LLC, A SUBSIDIARY OF HALL FINANCIAL GROUP. IN CONNECTION WITH THE PROPOSED TRANSACTION, DOCUCORP INTERNATIONAL, INC. WILL BE FILING A PROXY STATEMENT AND RELEVANT DOCUMENTS CONCERNING THE TRANSACTION WITH THE SECURITIES AND EXCHANGE COMMISSION (“SEC”). SHAREHOLDERS OF DOCUCORP INTERNATIONAL, INC ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SHAREHOLDERS CAN OBTAIN FREE COPIES OF THE PROXY STATEMENT AND OTHER DOCUMENTS WHEN THEY BECOME AVAILABLE BY CONTACTING INVESTOR RELATIONS AT HTTP://WWW.DOCUCORP.COM OR BY MAIL AT DOCUCORP INTERNATION, INC. INVESTOR RELATIONS, 5400 LBJ FREEWAY, SUITE 300, DALLAS, TEXAS 75240, OR BY TELEPHONE: 972-891-6500. IN ADDITION, DOCUMENTS FILED WITH THE SEC BY DOCUCORP INTERNATIONAL, INC. ARE AVAILABLE FREE OF CHARGE AT THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV.

-MORE-

DOCUCORP, SKYWIRE SOFTWARE	ADD #3

DOCUCORP INTERNATIONAL, INC. AND ITS DIRECTORS AND EXECUTIVE OFFICERS MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM THE SHAREHOLDERS OF DOCUCORP INTERNATIONAL, INC. IN CONNECTION WITH THE PROPOSED TRANSACTION. INFORMATION REGARDING THE SPECIAL INTERESTS OF THESE DIRECTORS AND EXECUTIVE OFFICERS IN THE PROPOSED TRANSACTION WILL BE INCLUDED IN THE PROXY STATEMENT OF DOCUCORP INTERNATIONAL, INC. DESCRIBED ABOVE. INFORMATION REGARDING DOCUCORP INTERNATIONAL, INC.’S DIRECTORS AND EXECUTIVE OFFICERS IS ALSO AVAILABLE IN ITS PROXY STATEMENT FOR ITS 2006 ANNUAL MEETING OF SHAREHOLDERS, WHICH WAS FILED WITH THE SEC ON OCTOBER 25, 2006. THIS DOCUMENT IS AVAILABLE FREE OF CHARGE AT THE SEC’S WEB SITE AT HTTP://WWW.SEC.GOV AND FROM INVESTOR RELATIONS AT DOCUCORP INTERNATIONAL, INC. AS DESCRIBED ABOVE.

###

2401 Internet Blvd Suite 201 Frisco, Texas 75034 972-377-1110 fax: 972-377-1109 http://www.skywiresoftware.com
© Skywire Software is a registered trademark. All other names, brands or products referenced are the service marks, trademarks or registered trademarks of their respective companies.

One Lincoln Centre 5400 LBJ Freeway Suite 300 Dallas, Texas 75240 214-891-6500 fax: 214-987-8187 http://www.docucorp.com

© 2006 Docucorp International. All Rights Reserved. Company, organization and product names mentioned herein are trademarks or registered trademarks of their respective owners. Docucorp and its symbol are trademarks of Docucorp International.